Supplement, dated March 25, 2009
         to the Prospectuses, dated May 1, 2008 and October 1, 2008, for
                     Seligman Portfolios, Inc. (the "Fund"),
                 on behalf of each of its portfolios, including
         Seligman Capital Portfolio, Seligman Cash Management Portfolio,
    Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth
Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap
                              Value Portfolio, and
                      Seligman Smaller-Cap Value Portfolio
            (each, a "Portfolio" and, collectively, the "Portfolios")

Effective March 25, 2009, this prospectus supplement supersedes and replaces the prospectus supplement dated November 25, 2008. Effective immediately, Jamie Jackson no longer serves as a portfolio manager for Seligman Investment Grade Fixed Income Portfolio. Other than changes to the information under the caption "Seligman Investment Grade Fixed Income Portfolio -- Portfolio Management", the changes set forth herein are substantially identical to those set forth in the supplement dated November 25, 2008.

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments"), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"). With the Acquisition completed and shareholders of each Portfolio of the Fund having previously approved (at a Special Meeting held on November 3, 2008) new investment management services agreements between the Fund and RiverSource Investments, RiverSource Investments is the new investment manager of the Portfolios effective November 7, 2008.

In connection with the Acquisition, the portfolio managers of each of the Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Investment Grade Fixed Income Portfolio have changed. Related to this change, the investment process for these portfolios has been modified. The foregoing changes are reflected in revised Principal Investment Strategies, Principal Risks and Management sections of the prospectus as set forth below. RiverSource Investments will continue the voluntary fee waiver/expense reimbursement arrangements for each of Seligman Cash Management Portfolio, Seligman Global Technology Portfolio and Seligman Investment Grade Fixed Income Portfolio, as described in the Fund's current prospectus. However, RiverSource can terminate these arrangements at any time. RiverSource Investments will also continue the contractual fee waiver/expense reimbursement arrangement currently in effect for Seligman International Growth Portfolio, also as described in the Fund's current prospectus.

Effective November 7, 2008, the following changes are hereby made to the Fund's prospectus:

Seligman Cash Management Portfolio

The information under the caption "Seligman Cash Management Portfolio -- Principal Investment Strategies" is hereby superseded and replaced with the following information: The Principal Investment Strategies are revised as follows:

The Portfolio uses the following principal investment strategies to seek its investment objectives:

The Portfolio invests in US dollar-denominated high-quality money market instruments. Such instruments include obligations of the US Treasury, its agencies or instrumentalities, obligations of domestic and foreign banks (such as certificates of deposit and fixed time deposits), commercial paper and short-term corporate debt securities, and repurchase agreements with respect to these types of instruments.

The Portfolio will invest only in US dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a US dollar-weighted average portfolio maturity of 90 days or less.

In seeking to maintain a constant net asset value of $1.00 per share, the Portfolio will limit its investments to securities that, in accordance with guidelines approved by the Fund's Board of Directors, present minimal credit risk. Accordingly, the Portfolio will purchase only US Government securities or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"), or if not so rated, determined to be of comparable quality).

Determination of quality is made at the time of investment, in accordance with procedures approved by the Fund's Board of Directors. The investment manager continuously monitors the quality of the Portfolio's investments. If the quality of an investment declines, the Portfolio may, in certain limited circumstances, continue to hold it.

Currently, the Portfolio invests only in US government securities and in securities that are rated in the top category by Moody's and S&P. However, the Portfolio is permitted to invest up to 5% of its assets in securities rated in the second rating category by two rating organizations. The Portfolio may not invest more than the greater of 1% of its total assets or $1,000,000 in any one security in the second rating category.

In pursuit of the Portfolio's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:

o Considering opportunities and risks given current interest rates and anticipated interest rates.

o Purchasing securities based on the timing of cash flows in and out of the Portfolio.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

o The issuer's credit rating declines or the investment manager expects a decline (the Portfolio, in certain cases, may continue to own securities that are down-graded until the investment manager believes it is advantageous to sell).

o     Political,   economic,   or  other   events   could  affect  the  issuer's
      performance.

o     The investment manager identifies a more attractive opportunity.

o The issuer or the security continues to meet the other standards described above.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator. Accordingly, the Portfolio may invest in futures contracts without the Fund registering with the CFTC.

Seligman Common Stock Portfolio

The information under the caption "Seligman Common Stock Portfolio -- Principal Investment Strategies" is hereby superseded and replaced with the following information:

The Portfolio uses the following principal investment strategies to seek its investment objective:

The Portfolio invests at least 80% of its net assets in common stocks that are broadly diversified among a number of industries. The Portfolio usually invests in the common stock of larger US companies (e.g., companies with market capitalizations over $3 billion at the time of initial investment); however, it may invest in companies of any size. The Portfolio may also invest in fixed-income securities and cash equivalents.

The Portfolio seeks to produce a level of current income consistent with its primary benchmark, the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index"). This strategy allows for variations over time in the level of current income produced by the Portfolio.

In pursuit of the Portfolio's objective, the investment manager (RiverSource Investments, LLC) will choose equity investments by employing proprietary, disciplined quantitative methods.

The investment manager's disciplined quantitative approach is designed to identify companies with:

o     Attractive valuations, based on factors such as price-to-earnings ratios;

o     Sound balance sheets; or

o     Improving outlooks, based on an analysis of return patterns over time.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

o     The security is overvalued relative to other potential investments.

o     The  company   does  not  meet  the   investment   manager's   performance
      expectations.

The universe of stocks from which the investment manager selects the Portfolio's investments primarily will be those included in the Portfolio's benchmark, the S&P 500 Index.

In selecting stocks for the Portfolio to purchase or to sell, the investment manager employs a rigorous process for evaluating the relationship between the risk associated with each security and its potential for positive returns. This process includes factors such as:

o     Limits on positions relative to weightings in the benchmark index.

o     Limits on sector and industry allocations relative to the benchmark index.

o     Limits on size of holdings relative to market liquidity.

The Portfolio may purchase American Depositary Receipts ("ADRs"), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator. Accordingly, the Portfolio may invest in futures contracts without the Fund registering with the CFTC.

The information under the caption "Seligman Common Stock Portfolio -- Principal Risks" is hereby revised to include the following:

Quantitative Model Risk. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Portfolio to achieve its objective.

The information under the caption "Seligman Common Stock Portfolio -- Portfolio Management" is hereby superseded and replaced with the following information:

Portfolio Manager(s). Effective November 7, 2008, the portfolio managers responsible for Seligman Common Stock Portfolio's day-to-day management are:

Dimitris J. Bertsimas, Ph.D., Senior Portfolio Manager

o Joined RiverSource Investments as a portfolio manager and leader of the Disciplined Equity and Asset Allocation Team in 2002.

o Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

o Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.

o     MS and Ph.D., MIT.

Gina K. Mourtzinou, Ph.D., Portfolio Manager

o Joined RiverSource Investments as a portfolio manager and member of the Disciplined Equity and Asset Allocation Team in 2002.

o Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where she served as Vice President of Research and Analytics, 1999 to 2002.

o Began investment career as a consultant to asset managers in 1996; became portfolio manager in 2002.

o     Ph.D., MIT.

The Fund's Statement of Additional Information provides additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of the securities of the Portfolio.

Seligman Investment Grade Fixed Income Portfolio

In connection with the Acquisition, there is a change to the Portfolio's primary benchmark:

Effective November 7, 2008, to better align the primary benchmark index with the investment strategy of Seligman Investment Grade Fixed Income Portfolio (the Portfolio), the Lehman Brothers Government/Credit Index is replaced with the Lehman Brothers Aggregate Bond Index, which will be used as the primary benchmark for the Portfolio going forward. Information on both indexes will be included for a one year transition period. Thereafter, however, only the Lehman Brothers Aggregate Bond Index will be included.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The information under the caption "Seligman Investment Grade Fixed Income Portfolio -- Principal Investment Strategies" is hereby superseded and replaced with the following information:

The Portfolio uses the following principal investment strategies to seek its investment objective:

Generally, the Portfolio invests in fixed-income securities, diversified among a number of market sectors. The Portfolio has a fundamental policy that at least 80% of the Portfolio's assets will be invested in securities that are rated investment-grade when purchased by the Portfolio. The Portfolio may invest in securities of any duration. Capital appreciation is a secondary consideration in selecting securities for purchase by the Portfolio.

In pursuit of the Portfolio's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:

o Evaluating the Portfolio's total exposure to sectors, industries and securities relative to the Lehman Brothers Aggregate Bond Index (the Index).

o Analyzing factors such as credit quality, interest rate outlook and price in seeking to select the most attractive securities within each sector.

o Targeting an average portfolio duration within one year of the duration of the Index which, as of September 30, 2008 was 4.47 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

In evaluating whether to sell a security, the investment manager considers, among other factors:

o     Identification of more attractive investments based on relative value.

o The Portfolio's total exposure to sectors, industries and securities relative to the Index.

o     Whether a security's rating has changed or is vulnerable to a change.

o     Whether a sector or  industry  is  experiencing  change.

o     Changes in the interest rate or economic outlook.

The Portfolio may invest in corporate debt securities (including bonds and debentures convertible into common stock or with rights and warrants), securities issued or guaranteed by the US Treasury, its agencies or instrumentalities, mortgage-backed securities (including collateralized mortgage obligations and mortgage pass-through securities), and high-grade money market instruments. The Portfolio may also hold or sell any securities obtained through the exercise of conversion rights or warrants, or as a result of a reorganization, recapitalization, or liquidation proceeding of any issuer of securities owned by the Portfolio.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) including funding agreements issued by domestic insurance companies, and may invest up to 10% of its total assets in foreign securities. The Portfolio may purchase securities on a when-issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities). The Portfolio generally does not invest significantly in illiquid or foreign securities.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator. Accordingly, the Portfolio may invest in futures contracts without the Fund registering with the CFTC.

The  information  under the caption  "Seligman  Investment  Grade  Fixed  Income
Portfolio -- Portfolio Management" is hereby superseded and replaced with the following information:

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of Seligman Investment Grade Fixed Income Portfolio are:

Tom Murphy, CFA, Portfolio Manager

o     Leader of the investment grade corporate bond sector team.

o     Joined RiverSource Investments in 2002.

o Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

o     Began investment career in 1986.

o     MBA, University of Michigan.

Scott Schroepfer, CFA, Portfolio Manager

o     Member of the high yield corporate sector team.

o     Joined RiverSource Investments in 1990.

o     Began investment career in 1986.

o     MBA, University of Minnesota.

Todd White, Portfolio Manager

o     Managed the Fund since 2008.

o     Leader of the liquid assets sector team.

o     Joined RiverSource Investments in 2008.

o Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.

o     Began investment career in 1986.

o     BS, Indiana University.

The fixed income department of RiverSource Investments is divided into six specialized teams (sector teams), each focused on a specific sector of the fixed income market: leveraged debt group, liquid assets, high yield fixed income, investment grade credit, municipal bonds, and global fixed income. Each sector team includes a portfolio manager or portfolio managers and several analysts that select securities and other fixed income instruments within the sector. The Fund's portfolio managers lead or are members of one of these sector teams and also serve on a strategy committee responsible for implementation of the Fund's overall investment strategy, including determination of the Fund's sector allocation and portfolio duration.

The Fund's Statement of Additional Information provides additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of the securities of the Portfolio.

The information under the caption "Management of the Fund" on page 37 other than the chart relating to the Portfolios' management fees is hereby superseded and replaced with the following information:

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments") announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a Special Meeting held on November 3, 2008) new investment management services agreements between the Fund (on behalf of the Portfolios) and RiverSource Investments (the "Agreements"), RiverSource Investments is the new investment manager of each of the Portfolios effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource
Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time.

Effective November 7, 2008, each Portfolio of the Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive management fees effective November 7, 2008). The management fees paid by Portfolios (whether an annual rate or based on a breakpoint schedule, as applicable) will not change as result of the Acquisition.

The following information is added after the chart relating to the Portfolios' management fees that appears on page 37 of the Fund's current prospectus.

On July 29, 2008, the Fund's Board met to discuss, prior to shareholder approval, the Agreements between the Fund (on behalf of the Portfolios) and RiverSource Investments. A discussion regarding the basis for the Board approving the Agreements was included in the Fund's proxy statement, dated August 27, 2008, and will be made available in the Fund's upcoming annual shareholder report.

The last sentence under the caption "Subadviser" is hereby superseded and replaced with the following information:

Effective November 7, 2008, RiverSource Investments pays Wellington Management a subadvisory fee for the services it provides to Seligman International Growth Portfolio. This fee does not increase the fee payable by the International Growth Portfolio.

The following information is added to the section under the caption "Shareholder Information" under the sub-caption "How to Exchange Shares Among the Seligman Mutual Funds":

The Portfolios of Seligman Portfolios, Inc. are part of the RiverSource complex of funds which also includes funds branded "RiverSource Variable Portfolio," "RiverSource Partners Variable Portfolio," "Disciplined Asset Allocation" and "Threadneedle Variable Portfolio". Each of these funds are sold exclusively as underlying investment options of variable insurance policies and variable annuity contracts offered by affiliated and unaffiliated insurance companies.

                     Supplement, dated March 25, 2009 to the
           Statement of Additional Information, dated October 1, 2008, of Seligman Portfolios, Inc. (the "Fund")
                 on behalf of each of its portfolios, including
         Seligman Capital Portfolio, Seligman Cash Management Portfolio,
    Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth
Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap
                              Value Portfolio, and
                      Seligman Smaller-Cap Value Portfolio
            (each, a "Portfolio" and, collectively, the "Portfolios")

Effective March 25, 2009, this supplement to the Statement of Additional Information ("SAI") supersedes and replaces the supplement to the SAI dated November 25, 2008. Effective immediately, Jamie Jackson no longer serves as a portfolio manager for Seligman Investment Grade Fixed Income Portfolio. Other than changes to the information under the caption "Portfolio Managers" pertaining to Seligman Investment Grade Fixed Income portfolio, the changes set forth herein are substantially identical to those set forth in the supplement dated November 25, 2008.

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments"), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"). With the Acquisition completed and shareholders of each Portfolio of the Fund having previously approved (at a Special Meeting held on November 3, 2008) new investment management services agreements between the Fund and RiverSource Investments, RiverSource Investments is the new investment manager of the Portfolios effective November 7, 2008.

In connection with the Acquisition, the portfolio managers of each of the Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Investment Grade Fixed Income Portfolio have changed. Related to this change, the investment process for these portfolios has been modified. The foregoing changes are reflected in a Supplement to the Fund's prospectus dated November 7, 2008. RiverSource Investments will continue the voluntary fee waiver/expense reimbursement arrangements for each of Seligman Cash Management Portfolio, Seligman Global Technology Portfolio and Seligman Investment Grade Fixed Income Portfolio, as described in the Fund's prospectus. However, RiverSource can terminate these arrangements at any time. RiverSource Investments will also continue the contractual fee waiver/expense reimbursement arrangement currently in effect for Seligman International Growth Portfolio, also as described in the Fund's prospectus.

Effective November 7, 2008, the following changes are hereby made to the Fund's SAI. Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's SAI.

The following information is added under the caption "Fund History":

As of November 7, 2008, the Fund is part of the RiverSource complex of funds. The RiverSource complex of funds includes a comprehensive array of funds managed by RiverSource Investments, LLC ("RiverSource Investments"), including the Fund and the other Seligman Mutual Funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments ("Threadneedle"), to expand the array of funds offered in the RiverSource complex. RiverSource funds, RiverSource Partners funds and Threadneedle funds share the same Board of Directors/Trustees (the Board) and the same policies and procedures. Although the Seligman funds share the same Board, they do not currently have the same policies and procedures, as set forth in the Fund's prospectus, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds.

Shares of the Portfolios are sold exclusively as underlying investment options of variable insurance policies and variable annuity contracts offered by affiliated and unaffiliated insurance companies and are part of the RiverSource complex of funds. In addition, the RiverSource complex of Funds includes funds branded "RiverSource Variable Portfolio," "RiverSource Partners Variable Portfolio," "Disciplined Asset Allocation" and "Threadneedle Variable Portfolio" which are sold exclusively as underlying investment options of variable insurance policies and variable annuity contracts offered by affiliated insurance companies.

The RiverSource complex of funds also includes retail funds that include the Seligman Mutual Funds and funds branded RiverSource, RiverSource Partners and Threadneedle.

The first sentence under the caption "Description of the Fund and its Investments and Risks - Investment Strategies and Risks - Equity-Linked Securities" is hereby replaced with the following:

Seligman Common Stock Portfolio may invest up to 10% of its assets in equity-linked securities (each, an "ELS") as part of its overall investment strategy.

The information under the caption "Description of the Fund and Its Investments and Risks - Investment Strategies and Risks - Derivatives" is hereby superseded and replaced with the following:

Derivatives. Each of the Portfolios, other than Seligman Cash Management Portfolio, may invest in financial instruments commonly known as "derivatives" for hedging or investment purposes.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. A Portfolio will not invest in a specific type of derivative without prior approval from its Board of Directors, after consideration of, among other things, how the derivative instrument serves the Portfolio's investment objective, and the risk associated with the investment. The types of derivatives in which the Portfolios are currently permitted to invest, as described more fully below, are forward currency exchange contracts, commodities and commodity contracts, options, equity linked securities, rights and warrants, access trades, index futures, treasury futures and options on such futures.

The following information is added under the caption "Description of the Fund and Its Investments and Risks - Investment Strategies and Risks" after the paragraph entitled "Access Trades":

Futures Contracts. Seligman Investment Grade Fixed Income Portfolio may utilize treasury futures and Seligman Capital Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio may utilize index futures. Futures contracts, which trade on a securities exchange, are standardized as to quantity, delivery date and settlement conditions, including specific securities acceptable for delivery against the futures contract. A treasury futures contract is an agreement to buy or sell a specified amount of a specific security issued by the U.S. Treasury for a specified price at a designated date and time in the future. In the case of index futures, settlement is made in cash based on the value of a specified underlying index. More commonly, futures contracts are closed out prior to expiration by an offsetting purchase or sale. Since the counterparty to every futures contact is a securities exchange, offsetting transactions are netted to close out positions. A Portfolio may incur a loss if the closing transaction occurs at an unfavorable price as compared with that of the opening trade (including transaction costs). There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the position, including the maintenance of margins, which could result in substantial losses.

Margin deposits must be made at the time a futures contract position is acquired. A Portfolio is required to deposit in a segregated account, typically with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin on futures contracts is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by a securities exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. Subsequent "variation margin" payments are made daily to and from the futures broker as the value of the futures position varies, a process known as "marking-to-market." When a Portfolio purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Under certain circumstances, exchanges upon which futures contracts trade may establish daily limits on the amount that the price of a future contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures contract position, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to designate liquid assets on its books and records.

Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, since initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

At the maturity of a futures contract, the Portfolio may either accept or make delivery of the security specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund will only enter into a futures contract if it is expected that the Fund will readily be able to close out such contract. There can, however, be no assurance that it will be able to do so in any particular case, in which case the Fund may suffer losses in the event of adverse price movements.

Options on Futures. The Portfolios that may utilize treasury futures and index futures also intend to seek the Board's permission to utilize options on treasury futures and index futures respectively (collectively, "options on futures"). Options on futures are effectively options on the asset or index that underlies a futures contract. A call option on a futures contract gives the holder the right to enter into a long futures contract at a fixed futures price. A put option on a futures contract gives the holder the right to enter into a short futures contract at a fixed futures price.

Purchasers and sellers of options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an offsetting option on the same futures contract. There is also risk that the Portfolio may have difficulty in closing out positions in options on futures. Although the Portfolios intend to close out any positions on a securities market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, exchanges upon which futures are traded may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day's settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions held by the Portfolios. Options on futures held by a Portfolio, to the extent not exercised, will expire and the Portfolio would experience a loss to the extent of any premium paid for the option. If a Portfolio were unable to liquidate an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position.

Certain characteristics of the futures market might increase the risk that movements in the prices of options on futures contracts might not correlate perfectly with movements in the prices of any exposure being hedged. For example, all participants in the options on futures markets are subject to daily variation margin calls and might be compelled to liquidate options on futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Funding Agreements. The Investment Grade Fixed Income Portfolio may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid Securities.) The largest risks associated with funding agreements include credit risk and liquidity risk.

Quantitative Model Risk. The Common Stock Portfolio is subject to quantitative model risk. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

The information under the caption "Management of the Fund - Management Information" is hereby superseded and replaced with the following information:

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise"), announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously elected (at a Special Meeting held on November 3, 2008) ten new directors (collectively, the "New Board Members"), the New Board Members took office on November 7, 2008. The New Board Members are: Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia
M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott. Messrs. Leroy C. Richie and John F. Maher, who were members of the Board prior to November 7, 2008, will continue to serve on the Board after the Acquisition, which would result in an overall increase from ten directors to 12 directors.

Information with respect to the members of the Board is shown below. Each member oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

Independent Board Members

---------------------------------------------------------------------------------------------------------------------------
                              Position with
                              Fund and Length    Principal Occupation
Name, Address, Age            of Time Served     During Last Five Years    Other Directorships     Committee Memberships
---------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                Board member       Attorney; Chief           None                    Board Governance,
901 S. Marquette Ave.         since November     Justice, Minnesota                                Compliance,
Minneapolis, MN 55402         7, 2008            Supreme                                           Investment Review,
Age 54                                           Court, 1998-2006                                  Joint Audit
---------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson               Board member       Chair, RiverSource        None                    Board Governance,
901 S. Marquette Ave.         since November 7,  Funds, 1999-2006;                                 Compliance,
Minneapolis, MN 55402         2008               former Governor of                                Contracts, Executive,
Age 73                                           Minnesota                                         Investment Review
---------------------------------------------------------------------------------------------------------------------------
Pamela G. Carlton             Board member       President,                None                    Distribution,
901 S. Marquette Ave.         since November 7,  Springboard-Partners in                           Investment Review,
Minneapolis, MN 55402         2008               Cross Cultural                                    Joint Audit
Age 53                                           Leadership (consulting
                                                 company)
---------------------------------------------------------------------------------------------------------------------------

Independent Board Members

---------------------------------------------------------------------------------------------------------------------------
                              Position with
                              Fund and Length    Principal Occupation
Name, Address, Age            of Time Served     During Last Five Years    Other Directorships     Committee Memberships
---------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn             Board member       Trustee Professor of      None                    Board Governance,
901 S. Marquette Ave.         since November     Economics and                                     Contracts, Investment
Minneapolis, MN 55402         7, 2008            Management, Bentley                               Review
Age 57                                           College; Former Dean,
                                                 McCallum Graduate
                                                 School of Business,
                                                 Bentley College
---------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                 Board member       Attorney and Consultant   None                    Board Governance,
901 S. Marquette Ave.         since November                                                       Compliance,
Minneapolis, MN 55402         7, 2008                                                              Executive, Investment
Age 73                                                                                             Review, Joint Audit
---------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA          Board member       Former Managing           American Progressive    Distribution,
901 S. Marquette Ave.         since November     Director, Shikiar Asset   Insurance               Investment Review,
Minneapolis, MN 55402         7, 2008            Management                                        Joint Audit
Age 72
---------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.         Board member       President Emeritus and    Valmont Industries,     Board Governance,
901 S. Marquette Ave.         since November     Professor of Economics,   Inc. (manufactures      Compliance,
Minneapolis, MN 55402         7, 2008            Carleton College          irrigation              Contracts, Executive,
Age 69                                                                     systems)                Investment Review
---------------------------------------------------------------------------------------------------------------------------
John F. Maher                 Board member       Retired President and     None                    Distribution,
901 S. Marquette Ave.         since 2006         Chief Executive Officer                           Investment Review,
Minneapolis, MN 55402                            and former Director,                              Joint Audit
Age 64                                           Great Western Financial
                                                 Corporation (bank holding
                                                 company) and its principal
                                                 subsidiary, Great Western Bank
                                                 (federal savings bank)
---------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia        Board member       Director, Enterprise      None                    Compliance,
901 S. Marquette Ave.         since November     Asset Management, Inc.                            Contracts,
Minneapolis, MN 55402         7, 2008            (private real estate                              Distribution,
Age 55                                           and asset management                              Executive, Investment
                                                 company) Review
---------------------------------------------------------------------------------------------------------------------------

Independent Board Members

---------------------------------------------------------------------------------------------------------------------------
                              Position with
                              Fund and Length    Principal Occupation
Name, Address, Age            of Time Served     During Last Five Years    Other Directorships     Committee Memberships
---------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie               Board member       Counsel, Lewis &          Lead Outside            Contracts,
901 S. Marquette Ave.         since 2000         Munday, P.C. (law         Director, Digital       Distribution,
Minneapolis, MN 55402                            firm); Director,          Ally, Inc. (digital     Investment Review
Age 66                                           Vibration Control         imaging); and
                                                 Technologies, LLC (auto   Infinity, Inc. (oil
                                                 vibration technology);    and gas exploration
                                                 Director and Chairman,    and production);
                                                 Highland Park Michigan    Director, OGE Energy
                                                 Economic Development      Corp. (energy and
                                                 Corp; and Chairman,       energy services
                                                 Detroit Public Schools    provider offering
                                                 Foundation.  Formerly,    physical delivery and
                                                 Chairman and Chief        related services for
                                                 Executive Officer, Q      both electricity and
                                                 Standards Worldwide,      natural gas).
                                                 Inc. (library of
                                                 technical standards);
                                                 Director, Kerr-McGee
                                                 Corporation
                                                 (diversified energy and
                                                 chemical company);
                                                 Trustee, New York
                                                 University Law Center
                                                 Foundation; Vice
                                                 Chairman, Detroit
                                                 Medical Center and
                                                 Detroit Economic Growth
                                                 Corp.
---------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby          Board member       Chief Executive Officer   Idera Pharmaceuticals,  Contracts,
901 S. Marquette Ave.         since November     and Director,             Inc. (biotechnology);   Distribution,
Minneapolis, MN 55402         7, 2008            RiboNovix, Inc. since     Healthways, Inc.        Executive, Investment
Age 64                                           2003 (biotechnology);     (health                 Review
                                                 former President,         management programs)
                                                 Forester Biotech
---------------------------------------------------------------------------------------------------------------------------

Board Member Affiliated With RiverSource Investments*

---------------------------------------------------------------------------------------------------------------------------
                               Position with
                               Fund and Length   Principal Occupation During Last     Other            Committee
Name, Address, Age             of Time Served    Five Years                           Directorships    Memberships
---------------------------------------------------------------------------------------------------------------------------
William F. Truscott            Board member      President - U.S. Asset Management    None             Investment Review
53600 Ameriprise               and Vice          and Chief Investment Officer,
Financial Center               President since   Ameriprise Financial, Inc. and
Minneapolis, MN 55474          2008              President, Chairman of the Board
Age 47                                           and Chief Investment Officer,
                                                 RiverSource Investments, LLC since
                                                 2005; Director, President and
                                                 Chief Executive Officer,
                                                 Ameriprise Certificate Company
                                                 and; Chairman of the Board, Chief
                                                 Executive Officer and President,
                                                 RiverSource Distributors, Inc.
                                                 since 2006; Senior Vice President
                                                 - Chief Investment Officer,
                                                 Ameriprise Financial, Inc.; and
                                                 Chairman of the Board and Chief
                                                 Investment Officer, RiverSource
                                                 Investments, LLC, 2001-2005
---------------------------------------------------------------------------------------------------------------------------

*Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the other officers are:

Fund Officers

--------------------------------------------------------------------------------------------------------------------------
                              Position held
                              with the Fund and            Principal occupation
Name, address, age            length of service            during past five years
--------------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan           President since November 7,  Director  and  Senior  Vice  President -   Asset   Management,
172 Ameriprise Financial      2008                         Products  and  Marketing,  RiverSource  Investments,  LLC and;
Center                                                     Director and Vice President - Asset  Management,  Products and
Minneapolis, MN 55474                                      Marketing,   RiverSource   Distributors,   Inc.   since  2006;
Age 42                                                     Managing  Director and Global Head of Product,  Morgan Stanley
                                                           Investment  Management,   2004-2006;   President,   Touchstone
                                                           Investments, 2002-2004
--------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley            Vice President since         Executive   Vice   President -   Equity   and  Fixed   Income,
172 Ameriprise Financial      November 7, 2008             Ameriprise Financial,  Inc. and RiverSource  Investments,  LLC
Center                                                     since   2006;   Vice   President -   Investments,   Ameriprise
Minneapolis, MN 55474                                      Certificate  Company since 2003; Senior Vice President - Fixed
Age 44                                                     Income, Ameriprise Financial,  Inc., 2002-2006 and RiverSource
                                                           Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------------------------
Amy K. Johnson                Vice President since         Vice President -  Asset Management and Trust Company Services,
5228 Ameriprise Financial     November 7, 2008             RiverSource  Investments,  LLC since  2006;  Vice  President -
Center                                                     Operations  and  Compliance,   RiverSource  Investments,  LLC,
Minneapolis, MN 55474                                      2004-2006;  Director of Product  Development -  Mutual  Funds,
Age 42                                                     Ameriprise Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------------------------
Scott R. Plummer              Vice President, General      Vice   President  and  Chief   Counsel -   Asset   Management,
5228 Ameriprise Financial     Counsel and                  Ameriprise   Financial,   Inc.  since  2005;   Chief  Counsel,
Center                        Secretary since November 7,  RiverSource  Distributors,  Inc.  and Chief Legal  Officer and
Minneapolis, MN 55474         2008                         Assistant Secretary,  RiverSource Investments, LLC since 2006;
Age 49                                                     Vice  President,  General  Counsel and  Secretary,  Ameriprise
                                                           Certificate   Company  since  2005;  Vice  President -   Asset
                                                           Management Compliance,  Ameriprise Financial, Inc., 2004-2005;
                                                           Senior Vice President and Chief Compliance Officer,  USBancorp
                                                           Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                              Position held
                              with the Fund and            Principal occupation
Name, address, age            length of service            during past five years
--------------------------------------------------------------------------------------------------------------------------
Lawrence P. Vogel             Treasurer since 2000         Treasurer,  RiverSource  Investments,  LLC (J. & W. Seligman &
100 Park Avenue,                                           Co.   Incorporated  prior  to  Nov.  2008),  of  each  of  the
New York, NY 10017                                         investment  companies  of the  Seligman  Group of Funds  since
Age 51                                                     2000; and Treasurer,  Seligman Data Corp.  since 2000.  Senior
                                                           Vice President,  Investment Companies,  J. & W. Seligman & Co.
                                                           Incorporated  of  each  of  the  investment  companies  of the
                                                           Seligman group of funds 1992 to 2008.
--------------------------------------------------------------------------------------------------------------------------
Eleanor T.M. Hoagland         Chief Compliance Officer     Chief Compliance Officer,  RiverSource Investments,  LLC (J. &
100 Park Avenue,              since 2004; Money            W. Seligman & Co.  Incorporated  prior to Nov. 2008), for each
New York, NY 10017            Laundering Prevention        of the  investment  companies of the  Seligman  group of funds
Age 56                        Officer and Identity Theft   since 2004; Money Laundering  Prevention  Officer and Identity
                              Prevention Officer since     Theft Prevention  Officer,  RiverSource  Investments,  LLC for
                              2008.                        each of the  investment  companies  of the  Seligman  group of
                                                           funds  since  November  2008.  Managing  Director,   J.  &  W.
                                                           Seligman & Co.  Incorporated  and  Vice-President  for each of the  investment  companies of the Seligman group of funds 2004 to 2008.
--------------------------------------------------------------------------------------------------------------------------

As of November 7, 2008, the Board has organized the following committees (accordingly, no committee meetings have been held prior to such date):

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the chairperson of the Board in relation to furthering the interests of the Funds and their Stockholders on external matters.

Compliance Committee. This committee supports the Fund's maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Fund or its key service providers; developing and implementing, in coordination with the Fund's Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Fund's CCO to meet with independent Board members on a regular basis to discuss compliance matters.

Contracts Committee. This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Fund. It also advises the Board regarding actions taken on these contracts during the annual review process.

Distribution Committee. This committee reviews and supports product development, marketing, sales activity and practices related to the Fund, and reports to the Board as appropriate.

Executive Committee. This committee acts for the Board between meetings of the Board.

Investment Review Committee. This committee reviews and oversees the management of the Fund's assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Joint Audit Committee. This committee oversees the accounting and financial reporting processes of the Fund and internal controls over financial reporting and oversees the quality and integrity of the Fund's financial statements and independent audits as well as the Fund's compliance with legal and regulatory requirements relating to the Fund's accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Fund's independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor.

The information under the caption "Management of the Fund - Beneficial Ownership" is hereby superseded and replaced with the following information:

The Directors beneficially owned shares in the Portfolios and the RiverSource complex of funds (which includes the Seligman Funds) as follows (information as of June 30, 2008 unless otherwise indicated):

                                                                            Aggregate Dollar Range of
                                     Dollar Range of Shares Owned By        Shares Owned by Director in the
Name                                 Director in the Portfolios             RiverSource Complex of Funds*
-----                                --------------------------             -----------------------------
-------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------------------------------------
Kathleen Blatz                       None                                   Over $100,000
Arne H. Carlson                      None                                   Over $100,000
Pamela G. Carlton                    None                                   $1-$10,000
Patricia M. Flynn                    None                                   Over $100,000**
Anne P. Jones                        None                                   Over $100,000
Jeffrey Laikind                      None                                   Over $100,000
Stephen R. Lewis, Jr.                None                                   Over $100,000**
John F. Maher                        None                                   Over $100,000
Catherine James Paglia               None                                   Over $100,000**
Leroy C. Richie                      None                                   Over $100,000
Alison Taunton-Rigby                 None                                   Over $100,000
-------------------------------------------------------------------------------------------------------------
AFFILIATED BOARD MEMBERS
-------------------------------------------------------------------------------------------------------------
William F. Truscott                  None                                   Over $100,000

* Each new Board Member, other than Ms. Flynn, owns between $1 and $10,000 of shares in the Seligman Funds. Ms. Flynn owns between $10,001 and $50,000 of shares in the Seligman Funds. Each New Board Member acquired their shares in the Seligman Funds after June 30, 2008. Neither of Messrs. Maher or Richie owns any shares of the RiverSource Funds.

**    Total includes deferred compensation invested in share equivalents.

The following information is added to the table under the caption "Management of the Fund - Compensation":

None of the New Board Members received any compensation from the Fund prior to their election to the Board.

The information beneath the compensation table under the caption "Management of the Fund - Compensation" is hereby superseded and replaced with the following information:

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals' advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Fund's Chief Compliance Officer, Counsel to the independent Board members, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The independent Board members are paid an annual retainer of $95,000. Committee and sub- committee Chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special telephonic meetings. The Board's Chair will receive total annual cash compensation of $400,000.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the "Deferred Plan"). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

The information under the caption "Management of the Fund - Code of Ethics - Seligman" is hereby superseded and replaced with the following information:

The funds in the RiverSource complex of funds (which includes the Seligman Funds), RiverSource Investments, the investment manager for the Seligman Funds, and Seligman Advisors, the distributor for the Seligman Funds, have each adopted a Code of Ethics (collectively, the "Codes") and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund's access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated person of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstances under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

All references to "Seligman" under the caption "Management of the Fund - Proxy Voting Policies - Seligman" are hereby replaced with "RiverSource Investments." In addition, the following information is added as the first full paragraph under that caption:

The following are interim proxy voting policies, procedures and guidelines that apply only to the Fund and the other Seligman Funds. The Seligman Funds will adopt the same proxy voting policies, procedures and guidelines as the other funds managed by RiverSource Investments in 2009.

The seventh and eight paragraphs under the caption "Management of the Fund - Proxy Voting Policies - Seligman" are hereby superseded and replaced with the following:

Deviations from Guidelines and Special Situations. RiverSource Investments recognizes that it may not always be in the best interest of the shareholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, RiverSource Investments may request permission from the Board to deviate from the Guidelines. The Board must approve any deviation from the Guidelines, and similarly, must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis.

In making requests to the Board regarding deviations from the Guidelines or proposals requiring a case-by-case analysis, RiverSource Investments may rely on views of the management of a portfolio company, the views of its own investment professionals and information obtained from an independent research firm.

The second item under the caption "Management of the Fund - Proxy Voting Policies - Seligman - Guidelines Summary" is hereby superseded and replaced with the following:

2. RiverSource Investments generally opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified
      Boards, supermajority votes, issuance of blank check preferred and establishment of classes with disparate voting rights. However, RiverSource Investments will vote in support of proposals to adopt poison pills.

The first three paragraphs under the caption "Investment Advisory and Other Services - Investment Manager" are hereby superseded and replaced with the following:

With the completion of the Acquisition of Seligman by RiverSource Investments and with shareholders having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the "Management Agreement"), RiverSource Investments is the new investment manager effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, each Portfolio will pay RiverSource Investments a fee for managing its assets. The fees paid to RiverSource Investments will be the same annual fee rates that were paid to Seligman prior to November 7, 2008.

The information contained under the caption "Portfolio Managers - Other Accounts
Managed  by  Portfolio   Managers  and  Compensation  -  Seligman  Common  Stock
Portfolio" is superseded and replaced with the following:

Table A

-------------------------------------------------------------------------------------------------------------
Portfolio Manager            Registered Investment      Other Pooled Investment    Other Accounts
                             Companies                  Vehicles
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Dimitris J. Bertsimas        27 Registered Investment   2 Other Pooled Investment  15 Other Accounts with
                             Companies with             Vehicles with              approximately $ 3.31
                             approximately $ 7.81       approximately $ 21.1       billion in net assets
                             billion in net assets      million in net assets      under management.
                             under management.          under management.
-------------------------------------------------------------------------------------------------------------
Gina K. Mourtzinou           9 Registered Investment    None                       5 Other Accounts with
                             Companies with                                        approximately $ 118.9
                             approximately $ 5.89                                  million in net assets
                             billion in net assets                                 under management.
                             under management.
-------------------------------------------------------------------------------------------------------------

Table B

-------------------------------------------------------------------------------------------------------------
Portfolio Manager            Registered Investment      Other Pooled Investment    Other Accounts
                             Companies                  Vehicles
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Dimitris J. Bertsimas        7 Registered Investment    None                       None
                             Companies with
                             approximately $ 4.62
                             billion in net assets
                             under management.
-------------------------------------------------------------------------------------------------------------
Gina K. Mourtzinou           6 Registered Investment    None                       None
                             Companies with
                             approximately $ 4.04
                             billion in net assets
                             under management.
-------------------------------------------------------------------------------------------------------------

Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.

Compensation:

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the Fund, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers.

Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments.

RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

The information contained under the caption "Portfolio Managers - Other Accounts Managed by Portfolio Managers and Compensation - Seligman Investment Grade Fixed Income Portfolio" is superseded and replaced with the following:

Table A

-------------------------------------------------------------------------------------------------------------
                             Registered Investment      Other Pooled Investment
Portfolio Manager            Companies                  Vehicles                   Other Accounts
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Tom Murphy                   8 Registered Investment    2 Other Pooled Investment  14 Other Accounts with
                             Companies with             Vehicles with              approximately $10.2
                             approximately $10.1        approximately $871         billion in net assets
                             billion in net assets      million in net assets      under
                             under management.          under management.          management.
-------------------------------------------------------------------------------------------------------------
Scott Schroepfer             5 Registered Investment    None                       None
                             Companies with
                             approximately $2.2
                             billion in net assets
                             under management.
-------------------------------------------------------------------------------------------------------------
Todd White (1)               12 Registered Investment   5 Other Pooled Investment  40 Other Accounts with
                             Companies with             Vehicles with              approximately $16.0
                             approximately $10.6        approximately $1.7         billion in net assets
                             billion in net assets      billion in net assets      under
                             under management.          under management.          management.
-------------------------------------------------------------------------------------------------------------

Table B

-------------------------------------------------------------------------------------------------------------
                             Registered Investment      Other Pooled Investment
Portfolio Manager            Companies                  Vehicles                   Other Accounts
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Tom Murphy                   3 Registered Investment    None                       None
                             Companies with
                             approximately $1.26
                             billion in net assets
                             under management.
-------------------------------------------------------------------------------------------------------------
Scott Schroepfer             None                       None                       None
-------------------------------------------------------------------------------------------------------------
Todd White (1)               3 Registered Investment    None                       1 Other Account with
                             Companies with                                        approximately $113.3
                             approximately $1.01                                   million in net assets
                             billion in net assets                                 under management.
                             under management.
-------------------------------------------------------------------------------------------------------------

(1) Information provided as of January 31, 2009.

Compensation:

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool for fixed income portfolio managers is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers.

Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments.

RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

The following information is hereby added at the end of the section captioned "Portfolio Managers - Material Conflicts of Interest":

Conflicts of Interest - RiverSource Investments:

RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best
execution  of  all   securities   transactions   and  to  aggregate
securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

Portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager's Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

The  information  under the caption  "Investment  Advisory and Other  Services -
Service   Agreements"   is  hereby  deleted  and  replaced  with  the  following
information:

Administrative Services

Under an Administrative Services Agreement, effective November 7, 2008 Ameriprise administers certain aspects of the Fund's business and other affairs at no cost. Ameriprise provides the Fund with such office space, and certain administrative and other services and executive and other personnel as are necessary for Fund operations. Ameriprise pays all of the compensation of Board members of the Fund who are employees or consultants of RiverSource and of the officers and employees of the Fund. Ameriprise reserves the right to seek Board approval to increase the fees payable by the Fund under the Administrative Services Agreement. However, Ameriprise anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Management Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the affected Fund will inform shareholders prior to the effectiveness of such increase.

The following information is hereby added to the end of the section entitled "Investment Advisory and Other Services - Other Service Providers":

The funds in the Seligman Group of Funds will enter into an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services' responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

The following information is added after the section entitled "Financial Statements":

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendant's motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on Aug. 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in
accordance       with       various        undertakings        detailed       at
http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Board of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.